                                                                    EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                           O'SULLIVAN INDUSTRIES, INC.

         Pursuant to the General Corporation Law Of the State Of Delaware

         FIRST: The name of the Corporation is O'SULLIVAN INDUSTRIES, INC.

         SECOND: The address of the Corporation's registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares which the Corporation shall have authority to issue is 100 shares of Common Stock, par value $1.00 per share.

         FIFTH: The name of the incorporator is Allen Isaacson. The mailing address of the incorporator is 120 Broadway, New York, New York 10005.

         SIXTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

         SEVENTH: All corporate powers shall be exercised by the Board of Directors, except as otherwise provided herein or by law. in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation.

         EIGHTH: The books of the Corporation may be kept (subject to any provision contained In the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the corporation.

         NINTH: Meetings of the stockholders of the Corporation, for all purposes, may be hold within or without the State of Delaware as the By-laws may provide. The election of directors need not be written by ballot unless the By-laws so provide.

         TENTH: The Corporation reserves right to amend, alter or change any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

         THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has set his hand this 2nd day of July, 1969.


                                                   /s/ Allen Isaacson
                                                   -----------------------
                                                   Allen Isaacson
                                                   Incorporator

STATE OF NEW YORK          )
                           :  ss.:
COUNTY OF NEW YORK         )

         BE IT REMEMBERED, that -on this 2nd day of July, A.D. 1969, personally came before me, a Notary Public for the State of New York, ALLEN ISAACSON, the party to the foregoing certificate of incorporation, known to be personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

         GIVEN under my hand and seal of office the day and year aforesaid.



                                              /s/ Kenneth R. Blackman
                                              ---------------------------------
                                              Notary Public

                                               KENNETH R. BLACKMAN
                                               Notary Public, State of New York
                                               No. 41-5331940
                                               Qualified in Queens County
                                               Commission Expires March 30, 1970
[Seal]

                                                                     FILED
                                                                  APR 17 1986
                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE


                CERTIFICATE OF CHANCE OF LOCATION OF REGISTERED

                         OFFICE AND/OR REGISTERED AGENT

                                       OF

                          O'Sullivan Industries, Inc.
                -----------------------------------------------

      The Board of Directors of the O'Sullivan Industries, Inc., a Corporation of Delaware, on this 8th Day of April, A.D. 1986, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is c/o Radio Shack, 4723 Concord Pike, Suite 2, Concord Pike Village Street, in the City of Wilmington, Zip Code 19803, in the County of New Castle.

      The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is W. Riley Daniels.

      The O'Sullivan Industries, Inc., a Corporation of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

      IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its Vice President and Attested by its Secretary, the 8th day of April A.D., 1986.


                                         BY: /s/ C. W. Tindall
                                             -----------------------------------
                                             Vice President

ATTEST:


/s/ H. C. Winn
-----------------------------------
Assistant Secretary

STATE OF TEXAS

COUNTY OF TARRANT

      Before me, a Notary public, on this 8th day of April, 1986, personally appeared C. W. Tindall to be known to be the identical person who subscribed the name of the maker thereof to the foregoing Statement, as Vice President O'Sullivan Industries, Inc. and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein so forth.

                                             /s/ Marian S. Massey
                                             -----------------------------------
                                             Notary Public, State of Texas

[NOTARY SEAL]

My commission expires 3-24-90.

                                                                     FILED
                                                                  NOV 30 1987
                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE


                            CERTIFICATE OF AMENDMENT
                        OF CERTIFICATE OF INCORPORATION
                                       OF
                          O'SULLIVAN INDUSTRIES, INC.

O'Sullivan Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That by written consent in lieu of a meeting of the Board of Directors of O'Sullivan Industries, Inc. a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the corporation, declaring said amendment to be advisable. The resolution setting forth the proposed agreement is as follows:

      RESOLVED, That the Certificate of Incorporation be amended by adding a new Article ELEVENTH reading in its entirety as follows:

      "ELEVENTH: The personal liability of the directors of the Corporation is [ILLEGIBLE] eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the [ILLEGIBLE] Corporation Law of the State of Delaware, as the [ILLEGIBLE] may be amended and supplemented. No amendment to or repeal of this Article ELEVENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

SECOND: That thereafter, by written consent in lieu of a special meeting of stockholder, pursuant to Section 228(a) of the General corporation Law of the State of Delaware and Section 2.09 of the Bylaws of the corporation, the sole stockholder of the Corporation consented to the resolution.

THIRD: That said amendment was duly adopted in accordance the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, O'Sullivan Industries, Inc. has caused this certificate to be signed by H. C. Winn, its Vice President and Secretary and attested by Jim Sheets, its Assistant Secretary this 13th day of November 1987.


                                         BY: /s/ H. C. Winn
                                             -----------------------------------
                                             H. C. Winn
                                             Vice President
                                             and Secretary

Attest:


/s/ Jim Sheets
-----------------------------------
Jim Sheets
Assistant Secretary

                                   8801300318

                                                                     9AM
                                                                     FILED
                                                                  MAY 9 1988
                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE

                 CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED
                         OFFICE AND/OR REGISTERED AGENT

                                       OF

                           O'Sullivan Industries, Inc.

      The Board of Directors of the O'Sullivan Industries, Inc., a Corporation of Delaware, on this 20th Day of April, A.D. 1988, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is c/o Radio Shack 4723 Concord Pike Suite 2, Concord Pike Village Street, in the City of Wilmington, Zip Code 19803, in the County of New Castle.

      The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Phil Oman.

      The O'Sullivan Industries, Inc., a Corporation of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

      IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its Vice President and Attested by its Asst. Treasurer, the 20th day of April A.D., 1988.


                                             BY: /s/ Richard L. Ramsey
                                                --------------------------------
                                                Vice President and Controller

ATTEST:


/s/ [ILLEGIBLE]
-----------------------------
Asst. Treasurer

STATE OF TEXAS

COUNTY OF TARRANT

      Before me, a Notary public, on this 21st day of April, 1988, personally appeared Richard L. Ramsey to be known to be the identical person who subscribed the name of the maker thereof to the foregoing Statement, as Vice President and Controller Tandy Corporation and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.


                                                       /s/ Monica Ledbetter
                                                   -----------------------------
                                                   Notary Public, State of Texas

(NOTARIAL SEAL)

                                       -----------------------------------------
                                       [SEAL]         MONICA LEDBETTER
                                               Notary Public, State of Texas
                                       My Commission Expires Nov. 9, [ILLEGIBLE]
                                       -----------------------------------------

                                   6903240191

                                                                     FILED
                                                                  NOV 20 1989
                                                                     9 AM
                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE

                CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED
                         OFFICE AND/OR REGISTERED AGENT

                                       OF

                           OSULLIVAN INDUSTRIES, INC.

      By the authority granted by

      The Board of Directors of O'Sullivan Industries, Inc., a Corporation of Delaware, on the 30th Day of December, A.D. 1983, I do hereby order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 605 Naamans Road, in the City of Claymont, Zip Code 19703, in the County of New Castle.

      The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation nay be served, is Phil Oman.

      O'Sullivan Industries, Inc., a Corporation of Delaware, does hereby certify that the attached is a true copy of a resolution adopted by the Board of Directors as herein stated.

      IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its Vice President and Attested by its Asst. Secretary, the 13th day of November A.D., 1989.

                                             O'SULLIVAN INDUSTRIES, INC.


                                             BY: /s/ H.C. Winn
                                                --------------------------------
                                                Vice President, H. C. Winn

ATTEST:


/s/ Jim Sheets
-------------------------------
Asst. Secretary, Jim Sheets

                          CERTIFIED EXTRACT OF MINUTES

I, Jim Sheets, Assistant Secretary of O'Sullivan Industries, Inc., a Delaware Corporation, hereby certify that the following is a true and correct extract of minutes of a written consent in lieu of a meeting of the Board of Directors of O'Sullivan Industries, Inc. held on December 30, 1983, to wit:

                                     * * *

      RESOLVED: That the officers of this Corporation are authorized and directed to change the name of the registered agent and the address of the registered office of the Corporation pursuant to the provisions of the Delaware Business Corporation Act, and to execute all documents or instruments deemed necessary or appropriate to effect such change.

                                     * * *

And I further certify that this resolution has been neither amended nor rescinded, and remains in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the seal of said Corporation to be affixed hereto this 13th day of November, 1989.


                                                /s/ Jim Sheets
                                                --------------------------------
                                                Jim Sheets
                                                Assistant Secretary

119/89-37. 1sl
11-09-89

                                                          STATE OF DELAWARE
[LOGO] CERTIFICATE OF                                    SECRETARY OF STATE
       CHANGE OF LOCATION                              DIVISION OF CORPORATIONS
       of Registered Office                            FILED 09:00 AM 08/08/1990
       and/or Registered Agent                           902205160 - 719723
================================================================================

      By the authority granted by

-- The Board of Directors of O'Sullivan Industries, Inc., a Corporation of Delaware, on the 30th day of December, A.D. 1983,

      I do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 605 Naamans Road in the City of Claymont, County of New Castle ZipCode 19703.

-- The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Jim Quigley

-- O'Sullivan Industries, Inc. a Corporation of Delaware, does hereby certify that the attached is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

-- IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its Vice President and Attested by its Secretary, the 19th day of July, A.D., 1990


                                                BY: /s/ H.C. Winn
                                                   -----------------------------
                                                H.C. Winn, Vice President


                                                ATTEST: /s/ Jim Sheets
                                                       -------------------------
                                                Jim Sheets, Asst. Secretary

                          CERTIFIED EXTRACT OF MINUTES

I, Jim Sheets, Assistant Secretary of O'Sullivan Industries, Inc., a Delaware Corporation, hereby certify that the following is a true and correct extract of minutes of a written consent in lieu of a meeting of the Board of Directors of O'Sullivan Industries, Inc. held on December 30, 1983, to wit:

                                      ***

      RESOLVED: That the officers of this Corporation are authorized and directed to change the name of the registered agent and the address of the registered office of the Corporation pursuant to the provisions of the Delaware Business Corporation Act, and to execute all documents or instruments deemed necessary or appropriate to effect such change.

                                      ***

And I further certify that this resolution has been neither amended nor rescinded, and remains in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the seal of said Corporation to be affixed hereto this 19th day of July, 1990.


                                        /s/ Jim Sheets
                                        -------------------
                                        Jim Sheets
                                        Assistant Secretary

[LOGO] CERTIFICATE OF                                    STATE OF DELAWARE
       CHANGE OF LOCATION                               SECRETARY OF STATE
       of Registered Office                          DIVISION OF CORPORATIONS
       and/or Registered Agent                       FILED 02:50 PM 12/22/1992
                                                        923665300 - 719723
================================================================================

-- By the authority granted by The Board of Directors of O'Sullivan Industries, Inc. a Corporation of Delaware on the 30th day of December, A.D. 1983.

      I do hereby order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 3202 Kirkwood Highway, Suite 204 Street, in the City of Wilmington, County of New Castle Zip Code 19808.

-- The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Ron Fregeolle

--    _________________________________________________________________________,
      a Corporation of Delaware, does hereby certify that the attached is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

-- IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its President and Attested by its Secretary, the 10th day of December, AD., 1992.

                                   By:     /s/ H.C. Winn
                                      ------------------------------------
                                           Vice President H.C. Winn

                                   ATTEST: /s/ Jim Sheets
                                           -------------------------------
                                           Assistant Secretary Jim Sheets

                          CERTIFIED EXTRACT OF MINUTES

      I, Jim Sheets, Assistant Secretary of O'Sullivan Industries, Inc., a Delaware Corporation, hereby certify that the following is a true and correct extract of minutes of a written consent in lieu of a meeting of the Board of Directors of O'Sullivan Industries, Inc. held on December 30, 1983, to wit:

                                       ***

      RESOLVED: That the officers of this Corporation are authorized and directed to change the name of the registered agent and the address of the registered office of the Corporation pursuant to the provisions of the Delaware Business Corporation Act, and to execute all documents or instruments deemed necessary or appropriate to effect such change.

                                       ***

      And I further certify that this resolution has been neither amended nor rescinded, and remains in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and caused the seal of said Corporation to be affixed hereto this 10th day of December, 1992.


                                             /s/ Jim Sheets
                                             -------------------
                                             Jim Sheets
                                             Assistant Secretary

                                                        STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 10:00 AM 07/11/1994
                                                       944126041 - 719723

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

                                      *****

O'SULLIVAN INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      The present registered agent of the corporation is RON FREGEOLLE and the present registered office of the corporation is in the county of New Castle.

      The Board of Directors of O'SULLIVAN INDUSTRIES, INC. adopted the following resolution on the 29th day of June, 1994.

            Resolved, that the registered office of O'SULLIVAN INDUSTRIES, INC.

      in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

      IN WITNESS WHEREOF, O'SULLIVAN INDUSTRIES, INC. has caused this statement to be signed by DANIEL F. O'SULLIVAN , its President and attested by ROWLAND H. GEDDIE, III, its Secretary this 29th day of June, 1994.


                                      By  /s/ Daniel F. O'Sullivan
                                          --------------------------------
                                          DANIEL F. O'SULLIVAN President


      ATTEST:


      By /s/ Rowland H. Geddie, III
         ------------------------------
      ROWLAND H. GEDDIE, III  Secretary